UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2017

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

(801) 642-3998
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On March 17, 2017, Blaine C. Gunther informed the Board of Directors that he has decided not to stand for reelection as a director of People’s Utah Bancorp (“PUB”) at the PUB annual meeting on May 17, 2017.  Mr. Gunther will continue to serve as a director until May 17, 2017. Mr. Gunther plans to do volunteer service overseas for the next 18 months.

In addition, William D. Marsh submitted his resignation from his service as a director of PUB effective March 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: March 23, 2017	By:	/s/Wolfgang T. N. Muelleck
Wolfgang T. N. Muelleck
Executive Vice President and Chief Financial Officer

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